UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

ARCUS BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38419	47-3898435
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3928 Point Eden Way

Hayward, CA 94545

(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 694-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	RCUS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company:  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 7, 2020, Arcus Biosciences, Inc. posted a statement regarding COVID-19 on its website at www.arcusbio.com.  A copy of the statement is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

The company’s COVID-19 statement contains forward-looking statements. All statements regarding our expectations as to future matters, including, but not limited to, our expectations regarding the impact that the COVID-19 pandemic will have on our operations, clinical trials and drug supply, are forward-looking statements reflecting our current beliefs and expectations made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results to differ significantly from those expressed or implied. Factors that could cause or contribute to such differences include, but are not limited to, the inherent uncertainty associated with the COVID-19 pandemic, including the extent to which it spreads, the duration of the pandemic and the actions taken by governmental authorities to stem the spread of COVID-19, including “shelter-in-place” orders, clinical trial participants’ desire to participate in our clinical trials given the COVID-19 pandemic, and the extent to which participants in our clinical trials themselves become infected by COVID-19. Other risks and uncertainties facing Arcus that may impact these forward-looking statements are described more fully in our Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 5, 2020 with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of release of this statement. We disclaim any obligation or undertaking to update, supplement or revise any forward-looking statements, except as required by law.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	COVID-19 Statement issued on April 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUS BIOSCIENCES, INC.

Date: April 7, 2020	By:	/s/ Terry Rosen, Ph.D.
Terry Rosen, Ph.D.
Chief Executive Officer